Exhibit 99.1

Bowman Consulting Group Announces Record Second Quarter Results and Increases 2022 Outlook

Reston, Va., August 11, 2022 (BUSINESS WIRE) – Bowman Consulting Group Ltd. (Nasdaq: BWMN) (“Bowman” or the “Company”), a national engineering services firm supporting owners and developers of the built environment, today announced record revenue and results of operations for the three months ended June 30, 2022.

“We delivered another quarter of record results, building on our strong first quarter momentum”, said Gary Bowman, Chairman and CEO of Bowman. “Our net service revenue increased 74% year-over-year, driven by both robust organic growth of 32% as well as by contributions from the ten acquisitions that we completed over the last year. Organic growth was largely driven by synergies realized from our acquisitions as well as by dynamic internal cross selling. Our growth is being generated across all of our end markets, with particular strength in transportation, power and utilities, and energy transition. During the quarter we completed two impactful acquisitions, including McMahon Associates, our largest to date, which expanded our work in the transportation market, adding further diversification to our revenue mix.”

“As a result of our strong results year-to-date and our record backlog, we are once again increasing our full year outlook. Additionally, we continue to have a strong pipeline of acquisition opportunities. In July, we completed the acquisition of Project Design Consultants, headquartered in San Diego, California, establishing our presence in Southern California, a market where we look to expand, particularly with key public sector and utility clients. While we are mindful of the potential economic headwinds created by higher interest rates and volatile energy costs, we are confident that our diversified market mix shields us in the event of a downturn and we remain steadfast in our approach to disciplined growth and increasing shareholder value,” Bowman concluded.

Financial Highlights for the three months ended June 30, 2022, compared to June 30, 2021:

•	Gross revenue of $62.4 million, compared to $36.5 million, a 71% increase

•	Year-over-year organic gross revenue growth of 27%

•	Net service billing[1] of $56.4 million, compared to $32.5 million, a 74% increase

•	Year-over-year organic net service billing growth of 32%

•	Net loss of $0.3 million, compared to a net loss of $0.4 million

•	Adjusted EBITDA[1] of $7.6 million, compared to $4.2 million, an 81% increase

•	Adjusted EBITDA margin, net [1] of 13.4%, compared to 12.9%, a 50 basis point increase

•	Gross backlog[1] of $206 million, compared to $124 million, a 66% increase

Financial Highlights for the six months ended June 30, 2022, compared to June 30, 2021:

•	Gross revenue of $114.9 million, compared to $68.3 million, a 68% increase

•	Year-over-year organic gross revenue growth of 31%

•	Net service billing[1] of $104.1 million, compared to $61.3 million, a 70% increase

•	Year-over-year organic net service billing growth of 34%

•	Net income of $1.1 million, compared to a net income of $0.5 million

•	Adjusted EBITDA[1] of $15.0 million, compared to $8.3 million, an 81% increase

•	Adjusted EBITDA margin, net [1] of 14.4%, compared to 13.5%, a 90 basis point increase

Business Highlights during the Second Quarter:

•	Closed on the acquisition of McMahon Associates – May 2022

•	Closed on the acquisition of Fabre Engineering – June 2022

Business Highlights after the Second Quarter:

•	Closed on the acquisition of Project Design Consultants – July 2022

Fiscal Year 2022 Guidance

The Company is increasing its full year 2022 outlook for Net Service Billing to be in the range of $205 to $220 million and Adjusted EBITDA in the range of $29 to $33 million. This presents an increase from the previous guidance for Net Service Billing of $185 to $200 million and Adjusted EBITDA of $25 to $29 million. The current outlook for 2022 is based on completed acquisitions as of the date of this release and does not include contributions from any future acquisitions. The Company expects to continue making strategic and financially accretive acquisitions that are not yet reflected in this current outlook. Management will discuss the Company’s acquisition pipeline during its upcoming earnings call.

FY 2022 Earnings Webcast

Bowman will host an earnings webcast to discuss the results of the quarter as follows:

Date:        August 12, 2022

Time:       9:00 a.m. Eastern Time

Hosts:      Gary Bowman, Chairman and CEO and Bruce Labovitz, Chief Financial Officer

Where:     http://investors.bowman.com

[1]	Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

About Bowman Consulting Group Ltd.

Headquartered in Reston, Virginia, Bowman is an established professional services firm delivering innovative engineering solutions to customers who own, develop, and maintain the built environment. With over 1,500 employees in more than 60 offices throughout the United States, Bowman provides a variety of planning, engineering, construction management, commissioning, environmental consulting, geomatics, survey, land procurement and other technical services to customers operating in a diverse set of regulated end markets. For more information, visit bowman.com or investors.bowman.com.

Contact:

Investor Relations

Bruce Labovitz

ir@bowman.com

(703) 787-3403

Megan McGrath

mmcgrath@finprofiles.com

(310) 622-8248

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate”, “believe”, “continue”, “estimate”, “expect”, “intend”, “may”, “will”, “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs, These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipates or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Non-GAAP Financial Measures and Other Key Metrics

We supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, with certain non-GAAP financial measures, as described below, to help represent, explain, and understand our operating performance. These non-GAAP financial measures may be different than similarly referenced measures used by other companies. The non-GAAP measures are intended to enhance investors’ overall understanding and evaluation of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We present these non-GAAP financial measures to assist investors in seeing our financial performance in a manner more aligned with management’s view and believe these measures provide additional tools by which investors can evaluate our core financial performance over multiple periods relative to other companies in our industry. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial tables accompanying this press release.

BOWMAN CONSULTING GROUP LTD. AND AFFILIATES

CONDENSED CONSOLIDATED INCOME STATEMENTS

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2022	2021	2022	2021

Gross Contract Revenue	$62,399	$36,524	$114,860	$68,326
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	25,071	14,123	45,746	27,345
Sub-consultants and expenses	5,983	4,065	10,743	6,999

Total contract costs	31,054	18,188	56,489	34,344

Operating Expenses:
Selling, general and administrative	28,065	17,204	50,868	29,953
Depreciation and amortization	2,823	1,480	5,213	2,908
(Gain) on sale	(27)	(27)	(32)	(53)

Total operating expenses	30,861	18,657	56,049	32,808

Income (loss) from operations	484	(321)	2,322	1,174

Other expense	994	187	1,491	392

Income before tax expense	(510)	(508)	831	782
Income tax (benefit) expense	(190)	(69)	(306)	240

Net income (loss)	$(320)	$(439)	$1,137	$542

Earnings allocated to non-vested shares	—	—	191	93

Net income (loss) attributable to common shareholders	$(320)	$(439)	$946	$449

Earnings per share
Basic	$(0.03)	$(0.06)	$0.09	$0.07
Diluted	$(0.03)	$(0.06)	$0.09	$0.07
Weighted average shares outstanding:
Basic	10,761,172	6,973,055	10,346,089	6,029,054
Diluted	10,761,172	6,973,055	10,427,602	6,029,054

BOWMAN CONSULTING GROUP LTD. AND AFFILIATES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands except per share data)

	June 30, 2022	December 31, 2021

	(Unaudited)
ASSETS
Current Assets
Cash and equivalents	$25,783	$20,619
Accounts receivable, net	56,924	38,491
Contract assets	11,211	9,189
Notes receivable - officers, employees, affiliates, current portion	1,183	1,260
Prepaid and other current assets	10,020	4,850

Total current assets	105,121	74,409
Non-Current Assets
Property and equipment, net	21,752	20,202
Goodwill	39,613	28,471
Notes receivable	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,195	1,218
Other intangible assets, net	15,035	12,286
Other assets	887	681

Total Assets	$184,506	$138,170

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable and accrued liabilities, current portion	28,050	17,921
Contract liabilities	7,612	4,623
Notes payable, current portion	6,067	4,450
Deferred rent, current portion	743	724
Capital lease obligation, current portion	5,752	5,136

Total current liabilities	48,224	32,854
Non-Current Liabilities
Other non-current obligations	200	—
Notes payable, less current portion	8,692	8,407
Deferred rent, less current portion	3,923	4,179
Capital lease obligation, less current portion	10,733	10,020
Deferred tax liability, net	4,290	4,290
Common shares subject to repurchase	—	7

Total liabilities	$76,062	$59,757

Shareholders’ Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 30,000,000 shares authorized; 15,602,433 shares issued and 13,263,815 outstanding, and 13,690,868 shares issued and 11,489,579 outstanding, respectively	156	137
Additional paid-in-capital	152,039	120,842
Treasury stock, at cost; 2,338,618 and 2,201,289, respectively	(19,857)	(17,488)
Stock subscription notes receivable	(230)	(277)
Accumulated deficit	(23,664)	(24,801)

Total shareholders’ equity	$108,444	$78,413

TOTAL LIABILITIES AND EQUITY	$184,506	$138,170

BOWMAN CONSULTING GROUP LTD. AND AFFILIATES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands except per share data)

(Unaudited)

	For the Six Months Ended June 30,
	2022	2021
Cash Flows from Operating Activities:
Net Income	$1,137	$542
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	3,971	2,771
Amortization of intangible assets	1,241	137
Gain on sale of assets	(32)	(53)
Bad debt	365	251
Stock based compensation	7,274	2,707
Deferred taxes	—	(1,340)
Deferred rent	(237)	9
Changes in operating assets and liabilities, net of acquisition of businesses
Accounts Receivable	(10,254)	(9,391)
Contract Assets	(510)	(242)
Prepaid expenses and other assets	(5,124)	(1,182)
Accounts payable and accrued expenses	5,877	5,764
Contract Liabilities	560	(445)

Net cash provided by (used in) operating activities	4,268	(472)
Cash Flows from Investing Activities:
Purchases of property and equipment	(368)	(757)
Fixed assets converted to lease financing	22	—
Proceeds from sale of assets	32	53
Amounts advanced under loans to shareholders	—	(374)
Payments received under loans to shareholders	118	81
Acquisitions of businesses, net of cash acquired	(7,950)	(640)
Collections under stock subscription notes receivable	47	67

Net cash used in investing activities	(8,099)	(1,570)

Cash Flows from Financing Activities:
Proceeds from initial public offering, net of underwriting discounts and commissions and other offering costs	—	47,104
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	15,475	—
Net borrowings under revolving line of credit	—	(3,481)
Repayments under fixed line of credit	(365)	(359)
Repayment under notes payable	(1,433)	(454)
Payments on capital leases	(2,921)	(2,052)
Payment of contingent consideration from acquisitions	—	(2)
Payments for purchase of treasury stock	(2,368)	(582)
Proceeds from issuance of common stock	607	27

Net cash provided by financing activities	8,995	40,201

Net increase (decrease) in cash and cash equivalents	5,164	38,159

Cash and cash equivalents, beginning of period	20,619	386

Cash and cash equivalents, end of period	$25,783	$38,545

BOWMAN CONSULTING GROUP LTD. AND AFFILIATES

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(Amounts in thousands except per share data)

(Unaudited)

	For the Six Months Ended June 30,
	2022	2021
Supplemental disclosures of cash flow information:
Cash paid for interest	$713	$435

Cash paid for income taxes	$383	480

Non-cash investing and financing activities:
Property and equipment acquired under capital lease	$(4,262)	$(3,048)

Stock redemption for exercise of stock option	—	$139
Issuance of notes payable for acquisitions	$(3,697)	—

BOWMAN CONSULTING GROUP LTD.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
(Amounts in thousands)	2022	2021	2022	2021
Gross contract revenue	$62,399	$36,524	$114,860	$68,326
Contract costs (exclusive of depreciation and amortization)	31,054	18,188	56,776	34,344
Operating expense	30,861	18,657	55,762	32,808

Income (loss) from operations	484	(321)	2,322	1,174
Other (income) expense	994	187	1,491	392
Income tax expense (benefit)	(190)	(69)	(306)	240

Net income (loss)	$(320)	$(439)	$1,137	$542

Net margin	(0.5%)	(1.2%)	1.0%	0.8%
Other financial information [1]
Net service billing	$56,416	$32,459	$104,117	$61,327
Adjusted EBITDA	7,576	4,185	14,983	8,271
Adjusted EBITA margin, net	13.4%	12.9%	14.4%	13.5%

[1]	Represents non-GAAP financial measures. See Other Financial Information and Non-GAAP key performance indicators below in results of operations.

	For the Three Months Ended June 30,
(Amounts in thousands)	2022	2021
Gross revenue	$62,399	$36,524
Less: sub-consultants and other direct expenses	5,983	4,065

Net services billing	$56,416	$32,459

	For the Six Months Ended June 30,
(Amounts in thousands)	2022	2021
Gross revenue	$114,860	$68,326
Less: sub-consultants and other direct expenses	10,743	6,999

Net services billing	$104,117	$61,327

	For the Three Months Ended June 30,
(Amounts in thousands)	2022	2021	$ Change	% Change
Net Income	$(320)	$(439)	$119	27.1%
+ interest expense	350	215	135	62.8%
+ depreciation & amortization	2,823	1,480	1,343	90.7%
+ tax expense	(190)	(69)	(121)	175.4%

EBITDA	$2,663	$1,187	$1,476	124.3%
+ non-cash stock compensation	4,038	1,558	2,480	159.2%
+ transaction related expenses	—	1,440	(1,440)	n/a
+ settlements and other non-core expenses	215	—	215	n/a
+ acquisition expenses	660	—	660	n/a

Adjusted EBITDA	$7,576	$4,185	$3,391	81.0%
Adjusted EBITDA margin, net	13.4%	12.9%

	For the Six Months Ended June 30,
(Amounts in thousands)	2022	2021	$ Change	% Change

Net Income	$1,137	$542	$595	109.8%
+ interest expense	685	434	251	57.8%
+ depreciation & amortization	5,213	2,908	2,305	79.3%
+ tax (benefit) expense	(306)	240	(546)	(227.5%)

EBITDA	$6,729	$4,124	$2,605	63.2%
+ non-cash stock compensation	7,274	2,707	4,567	168.7%
+ transaction related expenses	—	1,440	(1,440)	n/a
+ settlements and other non-core expenses	215	—	215	n/a
+ acquisition expenses	765	—	765	n/a

Adjusted EBITDA	$14,983	$8,271	$6,712	81.2%
Adjusted EBITDA margin, net	14.4%	13.5%

BOWMAN CONSULTING GROUP LTD.

GROSS CONTRACT REVENUE COMPOSITION

	For the Three Months Ended June 30,
Consolidated Gross Contract Revenue – Amounts in thousands	2022	%GCR	2021	%GCR	Change	% Change

Building Infrastructure [1]	$42,571	68.2%	$25,187	69.0%	$17,384	69.0%
Transportation	9,276	14.9%	4,174	11.4%	5,102	122.2%
Power & Utilities	7,924	12.7%	6,184	16.9%	1,740	28.1%
Other emerging markets [2]	2,628	4.2%	979	2.7%	1,649	168.4%

Total:	$62,399	100.0%	$36,524	100.0%	$25,875	70.8%

Organic	$46,331	74.3%	$36,524	100.0%	$9,807	26.9%
Acquired	16,068	25.7%	—	0.0%	16,068	n/a

Total:	$62,399	100.0%	$36,524	100.0%	$25,875	70.8%

[1]	formerly referred to as Communities, homes & buildings
[2]	represents renewable energy, mining, water resources and other

	For the Six Months Ended June 30,
Consolidated Gross Contract Revenue – Amounts in thousands	2022	%GCR	2021	%GCR	Change	% Change

Building Infrastructure [1]	$81,329	70.8%	$46,224	67.7%	$35,105	75.9%
Transportation	13,246	11.5%	8,295	12.1%	4,951	59.7%
Power & Utilities	15,561	13.5%	11,230	16.4%	4,331	38.6%
Other emerging markets [2]	4,724	4.1%	2,577	3.8%	2,147	83.3%

Total:	$114,860	100.0%	$68,326	100.0%	$46,534	68.1%

Organic	$89,260	77.7%	$68,326	100.0%	$20,934	30.6%
Acquired	25,600	22.3%	—	0.0%	25,600	n/a

Total:	$114,860	100.0%	$68,326	100.0%	$46,534	68.1%

[1]	formerly referred to as Communities, homes & buildings
[2]	represents renewable energy, mining, water resources and other

BOWMAN CONSULTING GROUP LTD.

BACKLOG AT JUNE 30, 2022

(Unaudited)

(Amounts in thousands)	Gross Backlog
Building Infrastructure	109,365
Transportation	60,775
Power & Utilities	29,910
Emerging Markets	5,550

Total	$205,600